Exhibit 1.01

CONFLICT MINERALS REPORT

For the Year Ended December 31, 2014

Introduction

This report for the year ended December 31, 2014 has been prepared by Sonus Networks, Inc. (the “Company”, “Sonus”, “we,” “us,” or “our”) to comply with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.  The Rule imposes certain disclosure and reporting obligations on companies that report with the SEC and which manufacture, or contract to have manufactured, products containing conflict minerals that are necessary to the functionality or production of the products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (collectively, “3TG” or “Conflict Minerals”).

Company Overview

Sonus brings intelligence and security to real-time communications. By helping the world embrace the next generation of cloud-based SIP and 4G/LTE solutions, Sonus enables and secures latency-sensitive, mission critical traffic for VoIP, video, instant messaging and online collaboration. With Sonus, enterprises can give priority to real-time communications based on smart business rules while service providers can offer reliable, comprehensive and secure on-demand network services to their customers. With solutions deployed in more than 100 countries and nearly two decades of experience, Sonus offers a complete portfolio of hardware-based and virtualized Session Border Controllers (“SBCs”), Diameter Signaling Controllers (“DSCs”), Network-as-a-Service capabilities, policy/routing servers and media and signaling gateways.

Conflict Minerals Policy

Sonus has adopted a Conflict Minerals Policy and communicated such policy to its suppliers.  This policy is available at the Investor Relations-Corporate Governance section of the Company’s website at http://investors.sonusnet.com.

Products Overview

This report covers the following Sonus products that were manufactured in 2014 (the “2014 Sonus Products”): SBCs, DSCs, Voice over IP (VoIP) trunking solutions, policy/routing servers, media and signaling gateways, including the GSX 9000 High-Density Media Gateway, and network analytics tools.

Supply Chain and Reasonable Country of Origin Inquiry

Sonus has determined that 3TG are necessary to the functionality or production of products manufactured or contracted to be manufactured by the Company.  Our supply chain is multi-tiered, global and complex, and we are many steps removed from the mining and smelting or refining of conflict minerals.  We utilize an outsourced supply chain model pursuant to which our contract manufacturers procure materials on our behalf.  Therefore, we rely upon our suppliers to provide information on the origin, source and chain of custody of the conflict minerals contained in product components and materials.  Some of these suppliers may themselves purchase from lower tier suppliers and not directly from a miner, smelter or refiner.

The Company conducted a Reasonable Country of Origin Inquiry (“RCOI”) to determine whether any of the Conflict Minerals in our 2014 Sonus Products originated in the Democratic Republic of the Congo or an adjoining country (“Covered Country”) and whether the Conflict Minerals are from recycled or scrap sources.  Based on our RCOI, we know or have reason to believe that some of the Conflict Minerals in our 2014 Sonus Products originated in the Covered Countries and are not from recycled or scrap sources.

Due Diligence Process

In accordance with the Rule, Sonus undertook due diligence on the source and chain of custody of the Conflict Minerals in the 2014 Sonus Products that originated or may have originated in the Covered Countries.  The Company’s due diligence measures were designed to conform, in all material respects, to the internationally recognized due diligence framework in The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”) and the related supplements.

Due Diligence Measures

Sonus’ Conflict Minerals compliance efforts are overseen by the Company’s manufacturing department and supported and sponsored by the Company’s engineering, audit and legal departments.  Sonus also engaged SiliconExpert Technologies, a provider of electronic component data and BOM Management software to the electronics industry (“SiliconExpert”), to assist with its Conflict Minerals compliance efforts.  Weekly status meetings are held between Sonus’ Conflict Minerals support team and SiliconExpert, with Sonus management receiving status updates on progress and due diligence efforts on a regular and timely basis.

Sonus’ due diligence measures included conducting a supply-chain survey with in-scope suppliers using the template developed by the Electronic Industry Citizenship Coalition (“EICC”) and The Global e-Sustainability Initiative (“GeSI”), known as the CFSI Reporting Template (the “Template”). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It included questions regarding the supplier’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the Template contained questions about the origin of Conflict Minerals included in their products, as well as supplier due diligence. In scope suppliers were determined by excluding the following: (1) suppliers that provided products outside the supply chain as of January 1, 2014; and (2) suppliers that provided products for which Sonus had no influence over the design, materials, parts, ingredients or components included in that product.

Untimely or incomplete responses as well as inconsistencies within the data reported by suppliers were addressed directly with respective suppliers to provide the required and/or revised responses. Sonus established documentation and record maintenance mechanisms to ensure the retention of information relevant to the Company’s Conflict Minerals Policy electronically.

In addition, pursuant to the Company’s Conflict Minerals Policy, to the extent any employee, officer or director has concerns or grievances about the Company’s potential use of Conflict Minerals, such individual is urged to contact his or her manager, the Company’s Chief Financial Officer, the General Counsel or other member of senior management, the Employee Hotline (which can be used on an anonymous basis) or the Audit Committee.

Due Diligence Results

Sonus contacted 100% of in-scope suppliers for the 2014 Sonus Products and received some degree of a response for approximately 85% of the supplier population surveyed. Of that 85%, approximately 91% of the suppliers provided completed responses to the survey. The large majority of the completed responses received provided conflict mineral data and declaration at a “Company Level” (supplier/company declaration represents all the suppliers products) or “Divisional Level” (supplier/company declaration represents all the supplier products from a division of the company).  As a result, we are unable to determine whether any of the Conflict Minerals reported by the suppliers were contained in specific components or parts supplied to us.

Further, while our suppliers identified certain of the smelters and refiners that provided Conflict Minerals, the responses did not provide specific information regarding the smelters or refiners of the Conflict Minerals in the particular components used in our products.  On account of this lack of information, Sonus is unable to determine with specificity the facilities used to process those necessary Conflict Minerals or their country of origin for our products.  Based on the responses we received from our suppliers, however, we believe the facilities used to produce the Conflict Minerals in our products may include the smelters and refiners listed in Annex A.  In addition, based on the supplier responses, we believe the countries of origin of the Conflict Minerals in our products may include those listed in Annex B.

In accordance with OECD Guidance and the Rule, this report is available on our Investor Relations — Corporate Governance section of our website at http://investors.sonusnet.com.

Risk Mitigation Steps to be taken for 2015 Due Diligence

Sonus intends to take the following steps during the next compliance period to improve the due diligence conducted to further mitigate the risk that its necessary Conflict Minerals benefit armed groups in the DRC or adjoining countries:

•                  Seek additional ways to improve quality and quantity of supplier response rates;

•                  Continue to work with suppliers and better educate them on the process;

•                  Compare survey results to information collected via independent conflict free smelter validation programs such as EICC/GeSI Conflict Free Smelter program;

•                  Continue to adhere to the OECD Due Diligence Guidance; and

•                  Seek to work with suppliers who use appropriate due diligence methods and have continuous monitoring of both the direct and indirect supply chain to avoid procurement or use of Conflict Minerals.

Audit

An independent private sector audit was not required for reporting year 2014.

Important Information Regarding Forward-Looking Statements

The information in this report contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this report, including statements in the section “Risk Mitigation Steps to be taken for 2015 Due Diligence,” are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.

Sonus therefore cautions readers against undue reliance on any of these forward-looking statements.  Any forward-looking statement made by Sonus in this report speaks only as of the date of this report.  Sonus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Documents Incorporated by Reference

Unless otherwise stated herein, any documents, third party materials or references to websites (including Sonus’) are not incorporated by reference in, or considered to be a part of, this report unless expressly incorporated by reference herein.

Annex A

Subject Mineral	Smelter or Refiner Name	Country Location
Gold (Au)	Acade Metals Co. LTD	CHINA
Gold (Au)	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold (Au)	Academy Precious Metals (China) Co., Ltd	CHINA
Gold (Au)	ADVANCED CHEMICAL COMPANY	UNITED STATES
Gold (Au)	AGR Matthey	AUSTRALIA
Gold (Au)	Aida Chemical Industries Co. Ltd.	JAPAN
Gold (Au)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold (Au)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold (Au)	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold (Au)	ANZ Banking	AUSTRALIA
Gold (Au)	Argor-Heraeus SA	SWITZERLAND; HONG KONG
Gold (Au)	Asahi Pretec Corporation	JAPAN
Gold (Au)	Asaka Riken Co Ltd	JAPAN
Gold (Au)	Asarco	UNITED STATES; MEXICO
Gold (Au)	ATAkulche	TURKEY
Gold (Au)	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold (Au)	Aurubis AG	GERMANY
Gold (Au)	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold (Au)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold (Au)	Bauer Walser AG	GERMANY
Gold (Au)	Boliden AB	SWEDEN
Gold (Au)	C. Hafner GmbH + Co. KG	GERMANY
Gold (Au)	C. Uyemura & Co., LTD	JAPAN
Gold (Au)	Caridad	MEXICO
Gold (Au)	CASA DA MOEDA DO BRASIL-CMB	BRAZIL
Gold (Au)	CCR Refinery — Glencore Canada Corporation	CANADA
Gold (Au)	Cendres & Métaux SA	SWITZERLAND
Gold (Au)	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold (Au)	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold (Au)	Changcheng gold and silver refinery Co., Ltd.	CHINA
Gold (Au)	Changzhou Chemical Research Institute Co. Ltd.	CHINA
Gold (Au)	Changzhou Ming Feng Hard Ware Connector Factory	CHINA
Gold (Au)	Cheng Yang	TAIWAN
Gold (Au)	Cheong Hing	CHINA; HONG KONG
Gold (Au)	Chernan Technology Co., Ltd	TAIWAN
Gold (Au)	Chia Tai Metal Craft Products Co., Ltd.	CHINA
Gold (Au)	Chimet S.p.A.	ITALY
Gold (Au)	China Golddeal Investment Co., Ltd.	CHINA
Gold (Au)	China National Gold Group Corporation	CHINA
Gold (Au)	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold (Au)	China’s Shangdong Gold Mining Co., Ltd	CHINA
Gold (Au)	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN
Gold (Au)	Choksi Heraeus Limited	INDIA
Gold (Au)	Chugai Mining Co., Ltd.	JAPAN
Gold (Au)	Coldeco	CHILE
Gold (Au)	Colt Refining	UNITED STATES
Gold (Au)	Cookson SEMPSA (Cookson Group)	UNITED STATES; JAPAN; SPAIN
Gold (Au)	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold (Au)	DaeryongENC	KOREA, REPUBLIC OF
Gold (Au)	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold (Au)	Do Sung Corporation	KOREA, REPUBLIC OF
Gold (Au)	Doduco GmbH	GERMANY
Gold (Au)	Dongguan Cameroon Chemical Materials Co., Ltd	CHINA
Gold (Au)	Dong’guan Dong Wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold (Au)	Dongguan DongXu Metal Surface Co., Ltd.	CHINA
Gold (Au)	Dongguan Standard Electronic Material Co., Ltd	CHINA

Gold (Au)	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold (Au)	Dong-Wo Co., Ltd.	CHINA
Gold (Au)	Dowa	JAPAN
Gold (Au)	Dr. Gold and Silver Refining Ltd.	CHINA
Gold (Au)	DUOXIN	CHINA
Gold (Au)	E-Chem Enterprise Corp	CHINA; TAIWAN
Gold (Au)	Eco-System Recycling Co., Ltd.	JAPAN
Gold (Au)	Ekaterinburg	RUSSIAN FEDERATION
Gold (Au)	EM Vinto	BOLIVIA; PERU
Gold (Au)	Empresa Metallurgica Vinto	BOLIVIA
Gold (Au)	Enthone	UNITED STATES
Gold (Au)	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold (Au)	FAGGI ENRICO SPA	ITALY
Gold (Au)	Feinhütte Halsbrücke GmbH	GERMANY
Gold (Au)	Ferro Corporation	UNITED STATES
Gold (Au)	Foxxconn	TAIWAN
Gold (Au)	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold (Au)	Funsur	BRAZIL
Gold (Au)	Furukawa Company, Ltd.	JAPAN
Gold (Au)	Futures Trading Chi PU Enterprise Co. LTD E-Chem Enterprise	TAIWAN
Gold (Au)	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold (Au)	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold (Au)	GeiBb Refining Corp.	UNITED STATES
Gold (Au)	Gejiu Zi-Li	CHINA
Gold (Au)	Gold and Siver Refining Strokes Ltd.	CHINA
Gold (Au)	Gold Bell Group	CHINA
Gold (Au)	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold (Au)	Guangdong Jinding Gold Limited	CHINA
Gold (Au)	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold (Au)	Guangxi China Tin Group	CHINA
Gold (Au)	Guangzhou Jin Ding	CHINA
Gold (Au)	Guangzhou King’s high-tech materials	CHINA
Gold (Au)	Guangzhou Hanyuan Electronic Tech Co., Ltd.	CHINA
Gold (Au)	Guoda Safina High-Tech.Environmental Refinery Co., Ltd	CHINA
Gold (Au)	H. DRIJFHOUT & ZOON-AMSTERDAM-MELTERS	NETHERLANDS
Gold (Au)	Handok Metal Co.	KOREA, REPUBLIC OF
Gold (Au)	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold (Au)	Harima Smelter	JAPAN
Gold (Au)	Harmony Gold Mining Co.	SOUTH AFRICA
Gold (Au)	Heesung	AUSTRALIA; CHILE; KOREA, REPUBLIC OF
Gold (Au)	Heimerle + Meule GmbH	GERMANY
Gold (Au)	Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA
Gold (Au)	Heraeus GmbH	GERMANY
Gold (Au)	Heraeus Ltd. Hong Kong	HONG KONG
Gold (Au)	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Gold (Au)	Heraeus Precious Metals	CHINA; UNITED STATES
Gold (Au)	Heraeus Shin-Etsu Quartz (China) Inc.	CHINA
Gold (Au)	HeTai Gold Mineral Guangdong Ltd. Co.	CHINA
Gold (Au)	Hisikari Mine	JAPAN
Gold (Au)	HMG	GERMANY
Gold (Au)	Hoboken 9999	BELGIUM
Gold (Au)	Hon Shen Co. Ltd	TAIWAN
Gold (Au)	HonHai Precision Co., Ltd.	TAIWAN
Gold (Au)	Honorable Hardware Craft Product Limited Company	CHINA
Gold (Au)	Huizhou City Xiong Tai Solder Products Co., Ltd.	CHINA
Gold (Au)	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold (Au)	Hung Cheong Metal Manufacturing Limited	CHINA
Gold (Au)	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold (Au)	ICBC	CHINA

Gold (Au)	In Gold Mining Industry Group	CHINA
Gold (Au)	IngUmicore SA Business Unit Precious Metals Refinery	BELGIUM
Gold (Au)	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA; MONGOLIA
Gold (Au)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold (Au)	Istanbul Gold Refinery	TURKEY
Gold (Au)	Japan Mint	JAPAN
Gold (Au)	Japan Pure Chemical	JAPAN
Gold (Au)	Jia Lung Corp	TAIWAN
Gold (Au)	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Gold (Au)	Jiangxi Copper Company Limited	CHINA
Gold (Au)	Jie sheng	CHINA
Gold (Au)	Jin Dong Heng	CHINA
Gold (Au)	Jin Jinyin refining company limited	CHINA
Gold (Au)	JinBao Electronic Co.,Ltd.	CHINA
Gold (Au)	Jinfeng Gold Mine Smelter	CHINA
Gold (Au)	Jinlong Copper Co., Ltd.	CHINA
Gold (Au)	Johnson Matthey Hong Kong Ltd.	HONG KONG
Gold (Au)	Johnson Matthey Inc.	UNITED STATES
Gold (Au)	Johnson Matthey Ltd.	CANADA
Gold (Au)	Johnson Matthey Plc	UNITED KINGDOM
Gold (Au)	JSC Urakectrined	UKRAINE
Gold (Au)	JSC Uralelectromed	RUSSIAN FEDERATION
Gold (Au)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold (Au)	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold (Au)	Kazzinc Ltd	KAZAKHSTAN
Gold (Au)	Kee Shing	CHINA; HONG KONG
Gold (Au)	Kennecott Utah Copper LLC	UNITED STATES
Gold (Au)	Kojima Chemicals Co., Ltd	JAPAN
Gold (Au)	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold (Au)	Kosak Seiren	JAPAN
Gold (Au)	Kuan Shuo Ind. Co., Ltd.	TAIWAN
Gold (Au)	Kunshan Jinli Chimical Industry Reagents Co Ltd.	CHINA
Gold (Au)	Kyocera	JAPAN
Gold (Au)	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold (Au)	La Caridad Mine	MEXICO
Gold (Au)	L’azurde Company for Jewelry	SAUDI ARABIA
Gold (Au)	LBMA	GERMANY; JAPAN
Gold (Au)	LG-Nikko	KOREA, REPUBLIC OF
Gold (Au)	Lingbao Gold Company Limited	CHINA
Gold (Au)	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold (Au)	Linglong Gold mine	CHINA
Gold (Au)	LINXENS	FRANCE
Gold (Au)	LITTELFUSE	UNITED STATES
Gold (Au)	London Bullion Market Association	UNITED KINGDOM
Gold (Au)	LONG CHIN ELECTRONIC (SHEN ZHEN) CO., LTD	CHINA
Gold (Au)	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold (Au)	Luoyang ZIJIN YINHUI Gold Smelting Co. Ltd.	CHINA
Gold (Au)	Macderlun	CHINA
Gold (Au)	Malaysia Smelting Corp	MALAYSIA
Gold (Au)	Malaysian Electronics Materials Sdn Bhd	MALAYSIA
Gold (Au)	Materion	CHINA; UNITED STATES
Gold (Au)	Matsuda Sangyo Co., Ltd.	JAPAN
Gold (Au)	Metallo-Chimique	BELGIUM
Gold (Au)	Metallurgical Combinat	UZBEKISTAN
Gold (Au)	METALOR COATINGS ( TAIWAN ) CORPORATION	TAIWAN
Gold (Au)	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold (Au)	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold (Au)	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold (Au)	Metalor Technologies SA	SWITZERLAND
Gold (Au)	Metalor USA Refining Corporation	UNITED STATES

Gold (Au)	Met-Mex Peñoles, S.A.	MEXICO
Gold (Au)	Minsur	PERU
Gold (Au)	Mitsubishi Materials Corporation	JAPAN
Gold (Au)	Mitsui & Co. Precious Metals Inc.	HONG KONG; JAPAN
Gold (Au)	Mitsui Bassan Precision Metals	CHINA
Gold (Au)	Mitsui Kinzoku Co Ltd	JAPAN
Gold (Au)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold (Au)	MK Electronics	KOREA, REPUBLIC OF
Gold (Au)	Morigin Company	JAPAN
Gold (Au)	Morris and Watson	NEW ZEALAND
Gold (Au)	Moscow Special Alloys Processing Plant	KOREA, REPUBLIC OF; RUSSIAN FEDERATION
Gold (Au)	N.E.Chemcat Corporation	JAPAN
Gold (Au)	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold (Au)	Nanchang Shenghua Nonferrous Metals Product Plant	CHINA
Gold (Au)	Nathan Trotter & Co., Inc.	UNITED STATES
Gold (Au)	National Copper Corporation of Chile	CHILE
Gold (Au)	Natsuda Sangyo Co., Ltd	JAPAN
Gold (Au)	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold (Au)	Neomax Hitachi	JAPAN
Gold (Au)	Nihon Material Co., Ltd.	JAPAN
Gold (Au)	Niihama Nickel Refinery	JAPAN
Gold (Au)	Ningbo Kangqiang Electronics Co., Ltd.	CHINA
Gold (Au)	Nippon Mining & Metals Co.,Ltd.	JAPAN
Gold (Au)	NITTETSU MINING	JAPAN
Gold (Au)	Norddeutsche Affinererie AG	GERMANY
Gold (Au)	Novosibirsk	RUSSIAN FEDERATION
Gold (Au)	OGM	SINGAPORE
Gold (Au)	Ohio Precious Metals, LLC	UNITED STATES
Gold (Au)	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold (Au)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	KOREA, REPUBLIC OF; RUSSIAN FEDERATION
Gold (Au)	OJSC Kolyma Refinery	KOREA, REPUBLIC OF; RUSSIAN FEDERATION
Gold (Au)	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold (Au)	OMG Electrochemicals	UNITED STATES
Gold (Au)	Orelec	FRANCE
Gold (Au)	PAMP SA	SWITZERLAND
Gold (Au)	Pan Pacific Copper Co Ltd.	JAPAN
Gold (Au)	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold (Au)	Perth Mint Refinery	AUSTRALIA
Gold (Au)	Philippine Associated Smelting and Refining Corporation	PHILIPPINES
Gold (Au)	PJ-USA	AMERICAN SAMOA
Gold (Au)	PM Sales Inc.	UNITED STATES
Gold (Au)	Pogo Gold Mining	UNITED STATES
Gold (Au)	PRECIOUS METAL SALES CORP.	UNITED STATES
Gold (Au)	Prioksky Plant of Non-Ferrous Metals	KOREA, REPUBLIC OF; RUSSIAN FEDERATION
Gold (Au)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold (Au)	PT Babel Surya Alam Lestari	INDONESIA
Gold (Au)	PT Batu Hijau Copper-Gold Mine	INDONESIA
Gold (Au)	PT Indra Eramulti Logam Industri	INDONESIA
Gold (Au)	PT KOBA Tin	INDONESIA
Gold (Au)	PT Timah	INDONESIA
Gold (Au)	PX Précinox SA	SWITZERLAND
Gold (Au)	PYNMAX	TAIWAN
Gold (Au)	Qiankun Gold and Silver	CHINA
Gold (Au)	Qualibond Technology Co., Ltd	TAIWAN
Gold (Au)	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold (Au)	Refinary LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold (Au)	Republic Metals Corporation	UNITED STATES

Gold (Au)	Rohm & Haas Elec. Mat’ls	SINGAPORE; UNITED STATES
Gold (Au)	Royal Canadian Mint	CANADA
Gold (Au)	Rui Sheng	INDONESIA; MALAYSIA
Gold (Au)	Sabin Metal Corp.	UNITED STATES
Gold (Au)	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold (Au)	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold (Au)	Sanmenxia	CHINA
Gold (Au)	SAXONIA Edelmetalle GmbH	GERMANY
Gold (Au)	Schloetter Co. Ltd.	UNITED KINGDOM; UNITED STATES
Gold (Au)	Schone Edelmetaal	NETHERLANDS
Gold (Au)	SCHOOT	GERMANY
Gold (Au)	Scotia Mocatta	HONG KONG
Gold (Au)	SEMPSA Joyería Platería SA	SPAIN
Gold (Au)	Sen Silver	JAPAN
Gold (Au)	Senju Metal Industry Co Ltd	JAPAN
Gold (Au)	Senyin	JAPAN
Gold (Au)	Sewon Korea	KOREA, REPUBLIC OF
Gold (Au)	Shandong Gold Mining Co Ltd	CHINA
Gold (Au)	Shandong Tarzan Bio-Gold Industry Co.	CHINA
Gold (Au)	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold (Au)	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold (Au)	Shangdong Taishan Steal Group	CHINA
Gold (Au)	Shanghai Gold Exchange	CHINA
Gold (Au)	Shenzhen Chemicals & Light Industry Co., ltd	CHINA
Gold (Au)	Shenzhen Funjun Material Technology Co. Ltd	CHINA
Gold (Au)	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold (Au)	Shenzhen Tiancheng Chemical Co. Ltd	CHINA
Gold (Au)	Shinko Electric Industries Co. Ltd.	JAPAN
Gold (Au)	Shonan Plant Tanaka Kikinzoku	JAPAN
Gold (Au)	Shyolkovsky	RUSSIAN FEDERATION
Gold (Au)	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold (Au)	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Gold (Au)	SMC	UNITED STATES
Gold (Au)	SMM, Toyo Smelter & Refinery	JAPAN
Gold (Au)	So Accurate Group, Inc.	UNITED STATES
Gold (Au)	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold (Au)	Sojitz	JAPAN
Gold (Au)	Solar Applied Materials Technology Corp.	CHINA; TAIWAN
Gold (Au)	Solartech	CHINA
Gold (Au)	Souzhou XingRui Noble	CHINA
Gold (Au)	STANDARD ELECTRONIC MATERIAL CO. LTD	CHINA
Gold (Au)	Strain DS Force Shop	JAPAN
Gold (Au)	Sumisho Material Corp.	JAPAN
Gold (Au)	Sumitomo Metal Mining Co., Ltd.	CHILE; JAPAN; PERU
Gold (Au)	SUPER DRAGON TECHNOLOGY CO.,LTD	TAIWAN
Gold (Au)	Suzhou ShenChuang Recycling Ltd.	CHINA
Gold (Au)	Suzhou Xingrui Noble	CHINA
Gold (Au)	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Gold (Au)	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold (Au)	TAIZHOU YANGTZE RIVER DELTA ELECTRONIC CO.,LTD	CHINA
Gold (Au)	Tanaka Kikinzoku Kogyo K.K.	JAPAN; TAIWAN
Gold (Au)	Tantai Zhaojin Kanfort Precious Metals Incorporated	CHINA
Gold (Au)	Technic Inc.	UNITED STATES
Gold (Au)	Thaisarco	THAILAND
Gold (Au)	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold (Au)	The Great Wall Gold and Silver Refinery of China	CHINA
Gold (Au)	The Hutti Gold Mining Company	INDIA
Gold (Au)	Tiancheng Chemical	CHINA
Gold (Au)	Timah Company	INDONESIA

Gold (Au)	Tokumoto Honten	JAPAN
Gold (Au)	Tokuriki Honten Co., Ltd.	JAPAN
Gold (Au)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold (Au)	Torecom	KOREA, REPUBLIC OF
Gold (Au)	Tsai Brother industries	TAIWAN
Gold (Au)	UBS AG	SWITZERLAND
Gold (Au)	Umicore Brasil Ltda	BRAZIL
Gold (Au)	Umicore Feingold	NETHERLANDS
Gold (Au)	Umicore Galvanotechnik GmbH	GERMANY
Gold (Au)	Umicore Precious Metals Refining	UNITED STATES
Gold (Au)	Umicore Precious Metals Thailand	THAILAND
Gold (Au)	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold (Au)	Uniforce Metal Industrial Corp	HONG KONG
Gold (Au)	United Precious Metal Refining, Inc.	UNITED STATES
Gold (Au)	UYEMURA	UNITED STATES
Gold (Au)	Valcambi SA	SWITZERLAND
Gold (Au)	W.C. Heraeus GmbH	CANADA; GERMANY
Gold (Au)	Wah Yi Microelectronic Technology (Shenzhen) Co., Ltd.	CHINA
Gold (Au)	Wenzhou Yihua Connector Co.	CHINA
Gold (Au)	Williams Gold Refining Company	CANADA; UNITED STATES
Gold (Au)	Wuxi Middle Treasure Materials	CHINA
Gold (Au)	Wuzhong Group	CHINA
Gold (Au)	Xstrata Canada Corporation	CANADA; SWITZERLAND
Gold (Au)	Yamamoto Precious Metal Co., Ltd.	JAPAN; UNITED STATES
Gold (Au)	Yamato Denki Ind. Co., Ltd.	JAPAN
Gold (Au)	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold (Au)	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold (Au)	Yokohama Metal Co., Ltd.	JAPAN
Gold (Au)	Yoo Chang Metal Industries Co Ltd.	CHILE; CHINA; JAPAN; KOREA, REPUBLIC OF
Gold (Au)	YUANG HSIAN METAL INDUSTRIAL CORP	CHINA
Gold (Au)	Yuannan Metallurgical Group Co., Ltd	CHINA
Gold (Au)	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold (Au)	Yuh-Cheng Material Corporation	TAIWAN
Gold (Au)	Yunnan Copper Industry Co Ltd	CHINA
Gold (Au)	YUNSIN	CHINA
Gold (Au)	Zhao Yuan Gold Mine	CHINA
Gold (Au)	Zhao Yun Jin Kuang	CHINA
Gold (Au)	Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold (Au)	Zhaojin Kanfort Precious Metals Inc.	CHINA
Gold (Au)	Zhaojin Lai Fuk Precious Metals Limited	CHINA
Gold (Au)	Zhaojin Mining Industry Co., Ltd.	CHINA
Gold (Au)	Zhaoyuan Gold mine	CHINA
Gold (Au)	Zhapjin Mining Industry Co. Ltd	CHINA
Gold (Au)	Zhejiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold (Au)	Zhejiang Hexing Electroplating Company	CHINA
Gold (Au)	Zhejiang Suijin	CHINA
Gold (Au)	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold (Au)	Zijin Mining Group Co. Ltd	CHINA
Tantalum (Ta)	A&M Minerals Ltd.	UNITED KINGDOM
Tantalum (Ta)	A.L.M.T. Corp.	JAPAN
Tantalum (Ta)	ANHUI HERRMAN IMPEX CO., LTD	CHINA
Tantalum (Ta)	Cabot (Global Advanced Metals)	UNITED STATES
Tantalum (Ta)	CBMM	BRAZIL
Tantalum (Ta)	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum (Ta)	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum (Ta)	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tantalum (Ta)	CIF	BRAZIL
Tantalum (Ta)	Companhia Industrial Fluminense	BRAZIL
Tantalum (Ta)	Conghua Tantalum and Niobium Smeltry	CHINA

Tantalum (Ta)	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tantalum (Ta)	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum (Ta)	Exotech Inc.	UNITED STATES
Tantalum (Ta)	F&X Electro-Materials Ltd.	CHINA
Tantalum (Ta)	Fombell	UNITED STATES
Tantalum (Ta)	Fujian Nanping	CHINA
Tantalum (Ta)	Furuuchi chemical K.K.	JAPAN
Tantalum (Ta)	Gannon & Scott	UNITED STATES
Tantalum (Ta)	Global Advanced Metals	UNITED STATES; JAPAN
Tantalum (Ta)	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum (Ta)	Guizhou Zhenhua Xinyun Technology Ltd.,	CHINA
Tantalum (Ta)	H.C. Starck Co., Ltd.	THAILAND
Tantalum (Ta)	H.C. Starck GmbH	GERMANY
Tantalum (Ta)	H.C. Starck Inc.	UNITED STATES
Tantalum (Ta)	H.C. Starck Ltd.	JAPAN
Tantalum (Ta)	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum (Ta)	Hi-Temp	UNITED STATES
Tantalum (Ta)	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tantalum (Ta)	Jaingxi Yichun Ta/Nb Ltd.	CHINA
Tantalum (Ta)	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tantalum (Ta)	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum (Ta)	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum (Ta)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	KAMET Blue Powder Corporation	UNITED STATES
Tantalum (Ta)	KEMET Blue Metals	MEXICO
Tantalum (Ta)	King-Tan Tantalum Industry Ltd	CHINA
Tantalum (Ta)	Kyocera	JAPAN
Tantalum (Ta)	LSM Brasil S.A.	BRAZIL
Tantalum (Ta)	Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA
Tantalum (Ta)	Matsuo Electric	JAPAN
Tantalum (Ta)	Metal Do	JAPAN
Tantalum (Ta)	Metallurgical Products India (Pvt.) Ltd.	INDIA
Tantalum (Ta)	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum (Ta)	Mettalurgical Products India Pvt. Ltd. (MPIL)	INDIA
Tantalum (Ta)	Mineragao Taboca S.A.	BRAZIL
Tantalum (Ta)	Mitsubishi Materials Corporation	JAPAN
Tantalum (Ta)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum (Ta)	Molycorp Silmet A.S.	ESTONIA
Tantalum (Ta)	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum (Ta)	NEC Tokin Electronics	CHINA
Tantalum (Ta)	NEC Tokin Electronics (Thailand) Co., Ltd.	THAILAND
Tantalum (Ta)	NingHua XingLuoKeng TungSten Mining CO.,LID	CHINA
Tantalum (Ta)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum (Ta)	Niobec	CANADA
Tantalum (Ta)	Niotan	UNITED STATES
Tantalum (Ta)	Nippon Kinzoku	JAPAN
Tantalum (Ta)	Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum (Ta)	Nitora Metals AG	SWITZERLAND
Tantalum (Ta)	Noventa	MOZAMBIQUE
Tantalum (Ta)	NTET	THAILAND
Tantalum (Ta)	Plansee Group	AUSTRALIA
Tantalum (Ta)	Posco	KOREA, REPUBLIC OF
Tantalum (Ta)	Praxair	UNITED STATES
Tantalum (Ta)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tantalum (Ta)	QuantumClean	UNITED STATES
Tantalum (Ta)	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum (Ta)	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum (Ta)	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum (Ta)	Starck	UNITED STATES
Tantalum (Ta)	SUMITOMO (A.L.M.T Corp)	JAPAN; UNITED STATES

Tantalum (Ta)	Taki Chemical Co., Ltd.	JAPAN
Tantalum (Ta)	Talison Minerals Pty Ltd	AUSTRALIA
Tantalum (Ta)	Talley Metals	UNITED STATES
Tantalum (Ta)	Tanco	CANADA
Tantalum (Ta)	Tantalite Resources	SOUTH AFRICA
Tantalum (Ta)	Telex Metals	UNITED STATES
Tantalum (Ta)	Ulba	KAZAKHSTAN; RUSSIAN FEDERATION
Tantalum (Ta)	Wolfram Bergbau und Hütten AG	AUSTRALIA
Tantalum (Ta)	Wolfram Company CJSC	RUSSIAN FEDERATION
Tantalum (Ta)	XIAMEN	CHINA
Tantalum (Ta)	Yano Metal	JAPAN
Tantalum (Ta)	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum (Ta)	Yichun Tantalum Niobium Mine	CHINA
Tantalum (Ta)	Zhuzhou Cement Carbide	CHINA
Tin (Sn)	5N Plus	CANADA; UNITED KINGDOM
Tin (Sn)	5N Plus Lübeck GmbH	GERMANY
Tin (Sn)	ABC Corporation	ALGERIA
Tin (Sn)	Academy Precious Metals (China)Co.,Ltd	CHINA
Tin (Sn)	ACT JAPAN	JAPAN
Tin (Sn)	AIM Solder	CANADA
Tin (Sn)	AK Steel Corp.	UNITED STATES
Tin (Sn)	A-kyo Enterprise Co. Ltd.	TAIWAN
Tin (Sn)	Aleris	UNITED STATES
Tin (Sn)	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Tin (Sn)	Allied Material Corp.	UNITED STATES
Tin (Sn)	Almit	CHINA
Tin (Sn)	Alpha	UNITED STATES; JAPAN; KOREA, REPUBLIC OF; TAIWAN
Tin (Sn)	Alrec	UNITED STATES
Tin (Sn)	Aluminum Resources	UNITED STATES
Tin (Sn)	Amalgamated Metals Corporation	INDONESIA; PERU; UNITED KINGDOM
Tin (Sn)	Amalgamet	UNITED STATES
Tin (Sn)	Amalgamet - Minsur S.A.	PERU
Tin (Sn)	American Iron and Metal	CANADA; UNITED STATES
Tin (Sn)	Ami Bridge Enterprise Co., Ltd.	TAIWAN
Tin (Sn)	Ampere Polska Sp. z o.o. (trader)	GERMANY
Tin (Sn)	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA; INDONESIA
Tin (Sn)	ANCHEN SOLDER TIN PRODUCTS CO.,LTD	CHINA
Tin (Sn)	ANHUI XINKE NEW MATERIALS CO.,LTD	CHINA
Tin (Sn)	Aoki Loboratories Ltd.	CHINA
Tin (Sn)	ArcelorMittal Burns Harbor	UNITED STATES
Tin (Sn)	Arco Alloys	UNITED STATES
Tin (Sn)	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Tin (Sn)	Assaf Conductors Ltd.	UNITED STATES
Tin (Sn)	ATI Metalworking Products	UNITED STATES
Tin (Sn)	Atlantic Metals	UNITED STATES
Tin (Sn)	Atotech	GERMANY
Tin (Sn)	Aurubis	UNITED STATES
Tin (Sn)	Ausmelt Limited	AUSTRALIA
Tin (Sn)	Balver Zinn	GERMANY
Tin (Sn)	Bangka	INDONESIA
Tin (Sn)	Baoshida Swissmetal	SWITZERLAND
Tin (Sn)	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin (Sn)	Beijing Xinghe Jiada Technology Development	CHINA
Tin (Sn)	Best Metals	BRAZIL
Tin (Sn)	Bintulu	MALAYSIA
Tin (Sn)	BML	INDONESIA
Tin (Sn)	BNT Chemicals Gmbh	GERMANY
Tin (Sn)	Brinkmann Chemie AG	GERMANY

Tin (Sn)	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin (Sn)	Butterworth Smelter	MALAYSIA
Tin (Sn)	C. Hafner GmbH + Co. KG	GERMANY
Tin (Sn)	Canfiel Technology Inc.	UNITED STATES
Tin (Sn)	Canfield	UNITED STATES
Tin (Sn)	CCR Refinery — Glencore Canada Corporation	INDONESIA
Tin (Sn)	Central Copper Co., Ltd Zhejiang	CHINA
Tin (Sn)	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin (Sn)	CHARNG CHYI ALUMINUM CO.,LTD.	TAIWAN
Tin (Sn)	Cheng Yang	TAIWAN
Tin (Sn)	Chengfeng Metals Co Pte Ltd	CHINA
Tin (Sn)	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Tin (Sn)	Chernan Technology co., ltd	TAIWAN
Tin (Sn)	Chia Tin Lai Ben Smelter Co	CHINA
Tin (Sn)	Chian Tin Group Co., Ltd	CHINA
Tin (Sn)	China Hongqiano	CHINA
Tin (Sn)	China Huaxi Group Nandan	CHINA
Tin (Sn)	China Minmetals Corp	CHINA
Tin (Sn)	China National Non-Ferrous & Jiangxi corporation limited	CHINA
Tin (Sn)	China New Materials	CHINA
Tin (Sn)	China Rare Metal Materials Company	CHINA
Tin (Sn)	China Steel Corporation	TAIWAN
Tin (Sn)	China Tin Group Co., Ltd.	CHINA
Tin (Sn)	China Yunnan Gejiu Nonferrous Electrolysis Company	CHINA
Tin (Sn)	China Yunnan Tin Co Ltd.	CHINA
Tin (Sn)	China YunXi Mining	CHINA
Tin (Sn)	Chinese Guangxi Liuzhou Smelter	CHINA
Tin (Sn)	Chofu Works	JAPAN
Tin (Sn)	ChunLin Nonferrous.Metals(Huizhou)Co., Ltd	CHINA
Tin (Sn)	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin (Sn)	Cohen Alloys Ltd	UNITED KINGDOM
Tin (Sn)	Colonial Metals Co	UNITED STATES
Tin (Sn)	Complejo Metalurgico Vinto S.A.	BOLIVIA
Tin (Sn)	Cooper Santa	BRAZIL; INDONESIA
Tin (Sn)	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin (Sn)	Copper Suzhou Co.	CHINA
Tin (Sn)	Corporation Berhad (MSC)	MALAYSIA
Tin (Sn)	CSC Pure Technologies	RUSSIAN FEDERATION
Tin (Sn)	CUSTOM ALLOY LIGHT METALS INC.	UNITED STATES
Tin (Sn)	CV DS Jaya Abadi	INDONESIA
Tin (Sn)	CV Duta Putra Bangka	INDONESIA
Tin (Sn)	CV Gita Pesona	INDONESIA
Tin (Sn)	CV Jus Tindo	INDONESIA
Tin (Sn)	CV Makmur Jaya	INDONESIA
Tin (Sn)	CV Nurjanah	INDONESIA
Tin (Sn)	CV Prima Timah Utama	INDONESIA
Tin (Sn)	CV Serumpun Sebalai	INDONESIA
Tin (Sn)	CV United Smelting	INDONESIA
Tin (Sn)	DAE Chang Ind Co. Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Dae Kil Metal Co., Ltd	CHINA
Tin (Sn)	Daewoo International	KOREA, REPUBLIC OF
Tin (Sn)	Darley Dale Smelter	UNITED KINGDOM
Tin (Sn)	De Wei copper company	MALAYSIA
Tin (Sn)	Ding Pacific	CHINA
Tin (Sn)	Dong-Bu Steel	CHINA
Tin (Sn)	DONGGUAN CITY HUAYU METALS MATERIAL CO., LTD	CHINA
Tin (Sn)	Dongguan City JiuBo Electronic Science and Technology Co., LTD	CHINA
Tin (Sn)	DongGuan City Thousand Island Metal Foil Co., Ltd.	CHINA
Tin (Sn)	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO., LTD	CHINA
Tin (Sn)	Dongguan Lason metal materials Co., Ltd	CHINA

Tin (Sn)	Dongguan Shen Mao Soldering Tin Co., LTD	CHINA
Tin (Sn)	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin (Sn)	Dongguan zhong ju tin electronic CO., LTD.	CHINA
Tin (Sn)	DongGuang Jinnji Precision Die Machine Inc.	CHINA
Tin (Sn)	Dowa Kogyo k.k	JAPAN
Tin (Sn)	Dowa Metals & Mining Co. Ltd	JAPAN
Tin (Sn)	Dowa Metaltech Co., Ltd.	JAPAN
Tin (Sn)	Dr-Ing Max Schloetter GmbH & Co. KG	GERMANY
Tin (Sn)	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin (Sn)	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tin (Sn)	Dyfenco Green Applied Materials CO., LTD	TAIWAN
Tin (Sn)	Eastern Alloys	UNITED STATES
Tin (Sn)	EBARA-UDYLITE	CHINA
Tin (Sn)	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin (Sn)	ELECTROLOY METAL (SHENZHEN)CO., LTD	CHINA
Tin (Sn)	Electroloy Metal Pte	CHINA; SINGAPORE
Tin (Sn)	Elmet S.A. de C.V.	BOLIVIA
Tin (Sn)	EM Vinto	BOLIVIA
Tin (Sn)	EMPRESA METALÚRGICA VINTO (ENAF)	BOLIVIA
Tin (Sn)	Enthone GnBH, Germany	GERMANY
Tin (Sn)	Essar Steel Algoma	CANADA
Tin (Sn)	Estanho de Rondônia S.A.	BRAZIL
Tin (Sn)	E-tech Philippines	PHILIPPINES
Tin (Sn)	Eximetal S.A.	ARGENTINA
Tin (Sn)	Feinhütte Halsbrücke GmbH	GERMANY
Tin (Sn)	Felder GmbH - Löttechnik	GERMANY
Tin (Sn)	Fenix Metals	POLAND
Tin (Sn)	Ferro Alloys de México, S.A. de C.V.	BRAZIL
Tin (Sn)	First Copper Technology Co., Ltd.	TAIWAN
Tin (Sn)	FORTEMEDIA CO., LTD	UNITED STATES
Tin (Sn)	Fortune Metal Factory	CHINA
Tin (Sn)	Foshan Yifeng Metal & Electrical Manufacture Co., Ltd	CHINA
Tin (Sn)	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Tin (Sn)	Fuji Metal Mining Corp.	JAPAN; TAIWAN; THAILAND
Tin (Sn)	Fujian Zijin copper Co.Ltd	CHINA
Tin (Sn)	Full armor Industries (shares) Ltd.	TAIWAN
Tin (Sn)	Fundipar	BRAZIL
Tin (Sn)	Funsur	PERU
Tin (Sn)	Furukawa Electric	JAPAN
Tin (Sn)	Galva Iron & Metal Co	UNITED STATES
Tin (Sn)	Galva-Metall GmbH	GERMANY
Tin (Sn)	Gebrueder Kemper GMBH	GERMANY
Tin (Sn)	GEJIU GOLD SMELTER MINERALS CO., LTD	CHINA
Tin (Sn)	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin (Sn)	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin (Sn)	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin (Sn)	Gejiu Yunxi Group Corp	CHINA
Tin (Sn)	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin (Sn)	Gejiu Zi-Li	CHINA
Tin (Sn)	Gibbs Wire & Steel Co.	CHINA; UNITED STATES
Tin (Sn)	Global Tungsten & Powders Corp.	UNITED STATES
Tin (Sn)	Gomat-e-K.	GERMANY
Tin (Sn)	Grant Manufacturing and Alloying	UNITED STATES
Tin (Sn)	GREATGUM ENTERPRISE CO.,LTD	TAIWAN
Tin (Sn)	Grillo Handel	GERMANY
Tin (Sn)	Guangxi China Tin Group	CHINA
Tin (Sn)	Guangxi China Tin Metal Meterials Company	CHINA
Tin (Sn)	Guangxi Huaxi Group Limited	CHINA
Tin (Sn)	Guangxi Nonferrous Metals Group	CHINA
Tin (Sn)	Guangxi Pinggui PGMA Co., Ltd.	CHINA

Tin (Sn)	Guangxi Zhongshan Gold Bell Smelting Corp. Ltd	CHINA
Tin (Sn)	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin (Sn)	Guangzhou Special Copper & Electronics material Co., LTD	CHINA
Tin (Sn)	Guangzhou Tianshuo Electronic Technology Co. Ltd	CHINA
Tin (Sn)	H. KRAMER & CO	UNITED STATES
Tin (Sn)	H.C. Starck GmbH	GERMANY
Tin (Sn)	H.J.Enthoven & Sons is a division of H.J.Enthoven Ltd	UNITED KINGDOM
Tin (Sn)	Habia Cable GmbH	GERMANY
Tin (Sn)	Hai Yuxin Xi Zhuhai Co. Ltd	CHINA
Tin (Sn)	Hana High Metal Co., Ltd	CHINA; MALAYSIA
Tin (Sn)	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Tin (Sn)	Handok Metal Co.	KOREA, REPUBLIC OF
Tin (Sn)	HARADA METAL INDUSTRY CO., LTD.	JAPAN
Tin (Sn)	HeChi Metallurgical Chemical factory	CHINA
Tin (Sn)	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin (Sn)	Heimerle + Meule GmbH	GERMANY
Tin (Sn)	HERAEUS	CHINA; FRANCE; GERMANY; HONG KONG; KOREA, REPUBLIC OF; SINGAPORE
Tin (Sn)	Heyco Metals	UNITED STATES
Tin (Sn)	High Quality Technology Co., Ltd	CHINA
Tin (Sn)	High-Power Surface Technology	CHINA
Tin (Sn)	High-Tech Co., Ltd.	TAIWAN
Tin (Sn)	Hikaru Suites Ltd.	JAPAN
Tin (Sn)	Hitachi Cable	JAPAN
Tin (Sn)	HL Thorne	UNITED KINGDOM
Tin (Sn)	Honeywell Electronic Materials	UNITED STATES
Tin (Sn)	Hong-Qiao Co., Ltd.	CHINA
Tin (Sn)	Hop Hing Electroplating Company Zhejiang	CHINA
Tin (Sn)	Hoperise Metal Conductor (Kunshan) Co., Ltd	CHINA
Tin (Sn)	HUA ENG WIRE & CABLE CO., LTD	TAIWAN
Tin (Sn)	Huanggang City Tonging Metallic Materials Co., Ltd	CHINA
Tin (Sn)	Huaxi Guangxi Group	CHINA
Tin (Sn)	Huaxi Smelting Co. Ltd	CHINA
Tin (Sn)	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin (Sn)	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin (Sn)	Huizhou Taiwan Electronic Component Limited Company	CHINA
Tin (Sn)	Hunan Chang Ning Great Wall	CHINA
Tin (Sn)	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tin (Sn)	Hunan Nonferrous Metals Holding Group Co., LTD	CHINA
Tin (Sn)	Hunan Xianghualing Tin Co. Ltd	CHINA
Tin (Sn)	Hyundai-Steel	KOREA, REPUBLIC OF
Tin (Sn)	I B F Indústria Brasileira de Ferroligas Ltda	BRAZIL
Tin (Sn)	I Schumann and Co	UNITED STATES
Tin (Sn)	IBF IND Brasileira de Ferroligas Ltda	BRAZIL
Tin (Sn)	IMC-MetalsAmerica, LLC	UNITED STATES
Tin (Sn)	IMLI	INDONESIA
Tin (Sn)	IMPAG AG	SWITZERLAND
Tin (Sn)	Imperial Zinc	UNITED STATES
Tin (Sn)	Independence Mining Co	CHINA
Tin (Sn)	Indonesain State Tin Corporation	INDONESIA
Tin (Sn)	Indonesian Tin Ingot	INDONESIA
Tin (Sn)	Indra Eramulti Logam, IMLI	INDONESIA
Tin (Sn)	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin (Sn)	International Wire Group, Inc	UNITED STATES
Tin (Sn)	IPS	FRANCE
Tin (Sn)	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tin (Sn)	ISHIHARA CHEMICAL CO., LTD.	JAPAN
Tin (Sn)	ISHIKAWA METAL CO., LTD.	JAPAN
Tin (Sn)	J Kuhl Metals	UNITED STATES

Tin (Sn)	JalanPantai	MALAYSIA
Tin (Sn)	Japan New Metals Co., Ltd.	JAPAN
Tin (Sn)	Jau Janq Enterprise Co. Ltd.	INDONESIA; MALAYSIA; TAIWAN
Tin (Sn)	Jean Goldschmidt International	BELGIUM
Tin (Sn)	Jiangmen Huayuan Industry Co. Ltd	CHINA
Tin (Sn)	Jiangxi Copper Corporation	CHINA
Tin (Sn)	JiangXi JiaWang	CHINA
Tin (Sn)	Jiangxi Jinshunda Tin Co. Ltd.	CHINA
Tin (Sn)	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Nanshan	CHINA
Tin (Sn)	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tin (Sn)	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin (Sn)	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tin (Sn)	Johnson Matthey Inc.	UNITED STATES
Tin (Sn)	Ju Tai Industrial Co. Ltd	CHINA
Tin (Sn)	Jun Lin Electric	CHINA
Tin (Sn)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tin (Sn)	Kai Union Industry and Trade Co., Ltd.	CHINA
Tin (Sn)	Kai Unita Trade Limited Liability Company	CHINA; INDONESIA
Tin (Sn)	Kaimeng (Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin (Sn)	Kalas Wire	UNITED STATES
Tin (Sn)	Keeling & Walker	PERU; UNITED KINGDOM
Tin (Sn)	Kester	UNITED STATES
Tin (Sn)	Ketabang	CHINA; INDONESIA; UNITED KINGDOM
Tin (Sn)	Kewei Tin Co., Ltd	CHINA
Tin (Sn)	KOBA	INDONESIA; MALAYSIA
Tin (Sn)	Kojima Chemicals Co., Ltd	JAPAN
Tin (Sn)	KOKI COMPANY LIMITED	JAPAN; THAILAND
Tin (Sn)	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin (Sn)	KU PING ENTERPRISE CO., LTD	TAIWAN
Tin (Sn)	Kuan Shuo Ind. Co., ltd.	TAIWAN
Tin (Sn)	Kundur, TT	INDONESIA
Tin (Sn)	Kunshan	CHINA
Tin (Sn)	Kuntai	CHINA
Tin (Sn)	Kuping Enterprise Co., Ltd	TAIWAN
Tin (Sn)	Kupol	RUSSIAN FEDERATION
Tin (Sn)	Laibin China Tin Smelting Co., Ltd.	CHINA
Tin (Sn)	LESHAN EP TECHNOLOGY CO., LTD.	CHINA
Tin (Sn)	LEYBOLD CO., LTD.	JAPAN; MALAYSIA
Tin (Sn)	LIAN JING	CHINA
Tin (Sn)	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Tin (Sn)	Linqu Xianggui Smelter Co. Ltd.	CHINA
Tin (Sn)	Liuzhou China Tin Group Co. Ltd.	CHINA
Tin (Sn)	LS-NIKKO Copper Inc.	JAPAN; KOREA, REPUBLIC OF
Tin (Sn)	Lupon Enterprise Co. Ltd.	TAIWAN
Tin (Sn)	Magnesium Elekton Inc.	UNITED STATES
Tin (Sn)	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL; CHINA
Tin (Sn)	Makin Metal Powders (UK) Ltd	UNITED KINGDOM
Tin (Sn)	Malayasia Smelting Corporation	MALAYSIA
Tin (Sn)	Marco Metales de Mexico, S.A. de C.V.	BOLIVIA
Tin (Sn)	Materials Eco-Refining CO. LTD	JAPAN
Tin (Sn)	Matsuda Sangyo Co., Ltd.	JAPAN
Tin (Sn)	MATSUSHIMA KINZOKU	JAPAN
Tin (Sn)	Matsushima Metal Corporation	JAPAN
Tin (Sn)	MCP Heck	GERMANY
Tin (Sn)	MCP Metal Specialist Inc.	UNITED STATES
Tin (Sn)	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin (Sn)	Mecomsa, S.A. de C.V.	PERU
Tin (Sn)	Medeko CAST	SLOVAKIA

Tin (Sn)	Melt Metais e Ligas S/A	BRAZIL
Tin (Sn)	Menera o Toboca S.A.	BRAZIL
Tin (Sn)	Meng neng	CHINA
Tin (Sn)	Mentok Tin Smelter	INDONESIA
Tin (Sn)	MENTPL	INDONESIA
Tin (Sn)	Metalhub Induxtries Snd. Bhsd.	MALAYSIA
Tin (Sn)	Metallic Resources Inc	UNITED STATES
Tin (Sn)	METALLO-CHIMIQUE N.V. (MC)	BELGIUM
Tin (Sn)	Metallum Metal Trading Company	SWITZERLAND
Tin (Sn)	Metalor	SWITZERLAND
Tin (Sn)	Metalor USA Refining Corporation	UNITED STATES
Tin (Sn)	Metech Alu Ind Sdn. Bhd.	MALAYSIA
Tin (Sn)	Metropolitan Alloys Corp	UNITED STATES
Tin (Sn)	Midland Industries	UNITED STATES
Tin (Sn)	Millard Wire	UNITED STATES
Tin (Sn)	Mineragao Taboca S.A.	BRAZIL
Tin (Sn)	Ming Li Jia smelt Metal Factory	CHINA; PERU
Tin (Sn)	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin (Sn)	Minsur S.A. Tin Metal	BRAZIL; PERU; UNITED STATES
Tin (Sn)	Misue Tin Smelter and Refinery	PERU
Tin (Sn)	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin (Sn)	Mitsubishi Materials Corporation	JAPAN
Tin (Sn)	MITSUI HIGH-TECH (SHANGHAI) CO., LTD	CHINA
Tin (Sn)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin (Sn)	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin (Sn)	MK Electronics	INDONESIA
Tin (Sn)	N.E. Chemcat Corporation	JAPAN
Tin (Sn)	Nandan China Huaxi Group	CHINA
Tin (Sn)	Nankang City Kjin Long Mine Industry Co., Ltd.	CHINA
Tin (Sn)	Nankang Metal Material Co., Ltd	CHINA
Tin (Sn)	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin (Sn)	NANSHAN TINNING	CHINA
Tin (Sn)	Nathan Trotter & Co., Inc.	PERU; UNITED STATES
Tin (Sn)	Nentok	INDONESIA
Tin (Sn)	New Original Metal (China) Co., LTD	CHINA
Tin (Sn)	NGHE TIN NON-FERROUS METAL COMPANY	CHINA; INDONESIA; VIETNAM
Tin (Sn)	Nihon Genma MFG Co., Ltd.	JAPAN; THAILAND
Tin (Sn)	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin (Sn)	Nihon Superior (M) Sdn Bhd	JAPAN; MALAYSIA
Tin (Sn)	Nikkei Singapore Aluminium Pte Ltd	SINGAPORE
Tin (Sn)	Ningbo Jintian Copper Company Ltd.	CHINA
Tin (Sn)	Nippon Filler Metals Ltd	JAPAN
Tin (Sn)	North Star BlueScope Steel, LLC	UNITED STATES
Tin (Sn)	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin (Sn)	Nucor Steel	UNITED STATES
Tin (Sn)	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin (Sn)	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin (Sn)	Ohio Precious Metals, LLC	UNITED STATES
Tin (Sn)	OMG Electrochemicals	UNITED STATES
Tin (Sn)	Operaciones Metalurgica S.A.	BOLIVIA
Tin (Sn)	Osaka Asahi Metal K.K.	JAPAN
Tin (Sn)	Ou Enji (Suzhou) Electronic Chemical Company Limited	CHINA
Tin (Sn)	Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA
Tin (Sn)	P.T. Tambang Timah	INDONESIA
Tin (Sn)	Palm International	UNITED STATES
Tin (Sn)	PAN JIT INTERNATIONAL INC.	TAIWAN
Tin (Sn)	Paranapanema	BRAZIL
Tin (Sn)	PBT	FRANCE
Tin (Sn)	Pemali Tine Mine	INDONESIA
Tin (Sn)	Persang Alloy Industries	INDIA

Tin (Sn)	PGMA	CHINA
Tin (Sn)	PHONON MEIWA INC.	JAPAN
Tin (Sn)	PISCO	PERU
Tin (Sn)	Pkay Metals	UNITED STATES
Tin (Sn)	PL Timah Tbk	INDONESIA
Tin (Sn)	Plansee Group	AUSTRALIA
Tin (Sn)	Poongson Corporation	KOREA, REPUBLIC OF
Tin (Sn)	PRIOR (CHINA) COMPANY LIMITED	THAILAND
Tin (Sn)	Pro Wu Xianggui Mining Co., Ltd.	CHINA
Tin (Sn)	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
Tin (Sn)	ProtekDevice	UNITED STATES
Tin (Sn)	PT Alam Lestari Kencana	INDONESIA
Tin (Sn)	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin (Sn)	PT Aries Kencana Sejahtera	INDONESIA
Tin (Sn)	PT Artha Cipta Langgeng	INDONESIA
Tin (Sn)	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin (Sn)	PT Babel Inti Perkasa	INDONESIA
Tin (Sn)	PT Babel Surya Alam Lestari	INDONESIA
Tin (Sn)	PT Bangka Kudai Tin	INDONESIA
Tin (Sn)	PT Bangka Putra Karya	INDONESIA
Tin (Sn)	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin (Sn)	PT Bangka Tin Industry	INDONESIA
Tin (Sn)	PT Bangka Tommy Utama	INDONESIA
Tin (Sn)	PT Belitung Industri Sejahtera	INDONESIA
Tin (Sn)	PT BilliTin Makmur Lestari	INDONESIA
Tin (Sn)	PT Bukit Timah	INDONESIA
Tin (Sn)	PT Citralogam	INDONESIA
Tin (Sn)	PT DS Jaya Abadi	INDONESIA
Tin (Sn)	PT Eunindo Usaha Mandiri	INDONESIA
Tin (Sn)	PT Fang Di MulTindo	INDONESIA
Tin (Sn)	PT HP Metals Indonesia	INDONESIA
Tin (Sn)	PT Indora Ermulti	INDONESIA
Tin (Sn)	PT Inti Stania Prima	INDONESIA
Tin (Sn)	PT Justindo	INDONESIA
Tin (Sn)	PT Karimun Mining	INDONESIA
Tin (Sn)	PT Koba Tin	INDONESIA
Tin (Sn)	PT Mitra Stania Prima	INDONESIA
Tin (Sn)	PT Panca Mega Persada	INDONESIA
Tin (Sn)	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin (Sn)	PT Prima Timah Utama	INDONESIA
Tin (Sn)	PT Putra Karya	INDONESIA
Tin (Sn)	PT Refined Banka Tin	INDONESIA
Tin (Sn)	PT Sariwiguna Binasentosa	INDONESIA
Tin (Sn)	PT Seirama Tin Investment	INDONESIA
Tin (Sn)	PT Singkep Times Utama	INDONESIA
Tin (Sn)	PT Stanindo Inti Perkasa	INDONESIA
Tin (Sn)	PT Sumber Jaya Indah	INDONESIA
Tin (Sn)	PT Supra Sukses Trinusa	INDONESIA
Tin (Sn)	PT Tambang Timah	INDONESIA
Tin (Sn)	PT Timah (Persero), Tbk	INDONESIA
Tin (Sn)	PT Timah Nusantara	INDONESIA
Tin (Sn)	PT Tinindo Inter Nusa	INDONESIA
Tin (Sn)	PT Tommy Utama	INDONESIA
Tin (Sn)	PT Yinchendo Mining Industry	INDONESIA
Tin (Sn)	Pure Technologies	RUSSIAN FEDERATION; UNITED STATES
Tin (Sn)	Qian Dao Tin Products	CHINA
Tin (Sn)	QianDao Co., Ltd	CHINA
Tin (Sn)	Qualibond Technology Co., Ltd	TAIWAN
Tin (Sn)	Qualitek delta philippines	PHILIPPINES

Tin (Sn)	Rahman Hydraulic Tin Berhad	MALAYSIA; UNITED STATES
Tin (Sn)	RBT	INDONESIA
Tin (Sn)	ReCIAL	PORTUGAL
Tin (Sn)	RedRing Solder (M) Sdn. Bhd	MALAYSIA
Tin (Sn)	REDSUN METAL IND. CO.,LTD.	INDONESIA; TAIWAN
Tin (Sn)	Resources (Amp India)	SINGAPORE
Tin (Sn)	Ri Kuang	CHINA
Tin (Sn)	Richard Stenzhorn GmbH	GERMANY
Tin (Sn)	Ritchey Metals	UNITED STATES
Tin (Sn)	ROHM & HAAS	CHINA; HONG KONG; GERMANY; SINGAPORE; TAIWAN
Tin (Sn)	RSI	UNITED STATES
Tin (Sn)	RST	GERMANY
Tin (Sn)	Rui Da Hung	CHINA; TAIWAN
Tin (Sn)	Safety Plating	UNITED STATES
Tin (Sn)	Salzgitter	GERMANY
Tin (Sn)	Samatron	KOREA, REPUBLIC OF
Tin (Sn)	Samhwa Non-Ferrous Metal Co., Ltd	KOREA, REPUBLIC OF
Tin (Sn)	Samsung Electro-Mechanics Co., Ltd.	INDONESIA
Tin (Sn)	Samtec	UNITED STATES
Tin (Sn)	Samwha Non-Ferrous Metals Inc. Co., Ltd	KOREA, REPUBLIC OF
Tin (Sn)	SASAKI CHEMICAL CO., LTD	JAPAN
Tin (Sn)	SASAKI SOLDER INDUSTRY CO., LTD	JAPAN
Tin (Sn)	Schloetter Co. Ltd.	INDONESIA; UNITED KINGDOM
Tin (Sn)	SCHUMANN	UNITED STATES
Tin (Sn)	Seirenngyousya	CHINA
Tin (Sn)	SELAYANG SOLDER SDN.BHD.	INDONESIA; MALAYSIA
Tin (Sn)	Senju Metal Industry Co Ltd	JAPAN
Tin (Sn)	Settu Chemical Industry	JAPAN
Tin (Sn)	Severstal Columbus	UNITED STATES
Tin (Sn)	Severstal Dearborn	UNITED STATES
Tin (Sn)	SGS BOLIVIA S.A.	BOLIVIA; BRAZIL
Tin (Sn)	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin (Sn)	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Tin (Sn)	SHANGHAI XINYANG SEMICONDUCTOR MATERIALS CO., LTD	CHINA
Tin (Sn)	SHANGHAI YUANHAO SURFACE FINSHING CO., LTD	CHINA
Tin (Sn)	Shanghai YueQiang Metal Products Co., LTD	CHINA
Tin (Sn)	ShangQi	CHINA
Tin (Sn)	Shantou Xilong Chemical Factory Co., Ltd	CHINA
Tin (Sn)	Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA
Tin (Sn)	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
Tin (Sn)	Shen MAO Technology Inc.	TAIWAN
Tin (Sn)	SHENYANG RONGSHENGYUAN	CHINA
Tin (Sn)	Shenzhen Chemicals & light industry co., ltd	CHINA
Tin (Sn)	Shenzhen City Jin Chun Tin Co., Ltd.	CHINA
Tin (Sn)	Shenzhen City Thai Industrial CO., LTD.	CHINA
Tin (Sn)	Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin (Sn)	Shenzhen Hongchang Metal Manufacturing Factory	CHINA
Tin (Sn)	Shenzhen Keaixin Technology	CHINA
Tin (Sn)	SHENZHEN RUI XIANG HAO INDUCTRIAL CO., LTD	CHINA
Tin (Sn)	Shenzhen Yi Cheng Industrial	CHINA
Tin (Sn)	SHINKO LEADMIKK CO., LTD	JAPAN
Tin (Sn)	Showa KaKo	JAPAN
Tin (Sn)	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin (Sn)	Sichuan Guanghan Jiangnan casting smelters	CHINA
Tin (Sn)	Sigma Group	CHINA
Tin (Sn)	Sin Asahi Solder (M) Sdn Bhd	MALAYSIA
Tin (Sn)	Singapore Asahi Chemical & Solder Industries	SINGAPORE
Tin (Sn)	Singapore LME Tin	SINGAPORE
Tin (Sn)	SIPI METALS CORP	UNITED STATES

Tin (Sn)	Sizer Metals PTE	SINGAPORE
Tin (Sn)	SMIC SENJU MALAYSIA	MALAYSIA
Tin (Sn)	Soft Metais Ltda.	BRAZIL ; CHINA
Tin (Sn)	Solar Applied Materials Technology Corp.	CHINA
Tin (Sn)	Solder Coat Co. LTD.	JAPAN; MALAYSIA
Tin (Sn)	Solderindo	INDONESIA
Tin (Sn)	SOLNET METAL	TAIWAN
Tin (Sn)	Sp z o.o.	POLAND
Tin (Sn)	Spectro Alloys	UNITED STATES
Tin (Sn)	Steel Dynamics	UNITED STATES
Tin (Sn)	Strait Metal Technology Sdn. Bhd.	MALAYSIA
Tin (Sn)	Stretti	JAPAN; MALAYSIA
Tin (Sn)	Süddeutsche Metallhandels-gesellschaft mbH	GERMANY
Tin (Sn)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin (Sn)	SUN SURFACE TECHNOLOGY CO.,LTD	CHINA
Tin (Sn)	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
Tin (Sn)	Suntain Co.Ltd	TAIWAN
Tin (Sn)	Suzhou Cangsong Metal Product Co., Ltd	CHINA
Tin (Sn)	Suzhou Co. Ltd.	CHINA
Tin (Sn)	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin (Sn)	Taboca	BRAZIL; THAILAND
Tin (Sn)	Taicang Nancang Metal Meterial Co., Ltd	CHINA
Tin (Sn)	Taiwan Total Co. Ltd.	TAIWAN
Tin (Sn)	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin (Sn)	Tamura	JAPAN
Tin (Sn)	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin (Sn)	TCC Steel	KOREA, REPUBLIC OF; MALAYSIA
Tin (Sn)	TDK	JAPAN
Tin (Sn)	TE ELECTRONICS	CHINA
Tin (Sn)	Technic Inc.	UNITED STATES
Tin (Sn)	Tennant Metal PTY LTD	AUSTRALIA
Tin (Sn)	Thai Solder Industry Corp., Ltd.	THAILAND
Tin (Sn)	Thailand Smelting and Refining Co. Ltd.	THAILAND
Tin (Sn)	Thaisarco	THAILAND
Tin (Sn)	THE FEDERAL METAL COMPANY	UNITED STATES
Tin (Sn)	The Miller Company	UNITED STATES
Tin (Sn)	The Nankang Nanshan Tin Co., Ltd.	CHINA
Tin (Sn)	THOUSAND ISLAND METAL FOIL CO., LTD	CHINA
Tin (Sn)	Tianjin Huamei	GERMANY
Tin (Sn)	Tianjin Rui Jian Electronics Co., Ltd.	CHINA
Tin (Sn)	Tianjin Yishang chemical trade Co.,LTD	CHINA
Tin (Sn)	TIANSHUI LONGBO BUSINESS & TRADE CO., LTD.	CHINA
Tin (Sn)	Timah Indonesian State Tin Corporation	INDONESIA
Tin (Sn)	Tin Plating Gejiu	CHINA
Tin (Sn)	Tin Products Manufacturing Co. Ltd.	CHINA
Tin (Sn)	Tinasui Ling Bo Technology Co., Ltd	CHINA
Tin (Sn)	TMC Plating Supplies	UNITED STATES
Tin (Sn)	Tobaca	BRAZIL
Tin (Sn)	Tochij	JAPAN
Tin (Sn)	TOKO ELECTRONIC MFG. CO. LTD	INDONESIA
Tin (Sn)	Tong Ding Metal Company. Ltd.	CHINA
Tin (Sn)	TONG LONG	CHINA
Tin (Sn)	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Tin (Sn)	TONGXIN	CHINA
Tin (Sn)	Traxys	FRANCE
Tin (Sn)	Trialco	UNITED STATES
Tin (Sn)	Tunnan Tin Company Limited	CHINA
Tin (Sn)	TYCO	UNITED STATES
Tin (Sn)	TYMM	CHINA
Tin (Sn)	UBS METALOR	SWITZERLAND

Tin (Sn)	Umicore Haboken	BELGIUM
Tin (Sn)	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
Tin (Sn)	UNI BROS METAL PTE LTD	SINGAPORE
Tin (Sn)	Uniforce Metal Industrial Corp	INDONESIA; TAIWAN; MALAYSIA
Tin (Sn)	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin (Sn)	Unit Timah Kundur PT Tambang	INDONESIA
Tin (Sn)	United Precious Metal Refining, Inc.	UNITED STATES
Tin (Sn)	Univertical International Co., LTD.	CHINA
Tin (Sn)	Untracore Co., Ltd.	THAILAND
Tin (Sn)	Vale Inco, Ltd	CANADA
Tin (Sn)	VERTEX METALS INCORPORATION	TAIWAN
Tin (Sn)	Vinto	BOLIVIA
Tin (Sn)	Vishay Intertechnology	CHINA
Tin (Sn)	VQB Mineral and Trading Group JSC	VIETNAM
Tin (Sn)	WC Heraeus Hanau	GERMANY
Tin (Sn)	WeiTe Metal CO.1LTD	MALAYSIA
Tin (Sn)	WELL FORE SPECIAL WIRE	TAIWAN
Tin (Sn)	WELLEY	TAIWAN
Tin (Sn)	Well-Lin Enterprise Co Ltd	TAIWAN
Tin (Sn)	WEN CHENG LEAD WIRE CO., LTD.	TAIWAN
Tin (Sn)	Westfalenzinn	GERMANY
Tin (Sn)	Westmetall GmbH & Co. KG	GERMANY
Tin (Sn)	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin (Sn)	Wieland Werke AG	GERMANY
Tin (Sn)	Wildshaw Ltd	UNITED KINGDOM
Tin (Sn)	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin (Sn)	Wilhelm Westmetall	GERMANY
Tin (Sn)	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin (Sn)	WKK PCB Trading Ltd.	CHINA
Tin (Sn)	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin (Sn)	WUHU ZHONGYYUAN METAL SHEET AND FOIL CO.	CHINA
Tin (Sn)	Wuxi Ishikawa Metal Co. Ltd	JAPAN
Tin (Sn)	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin (Sn)	Wuxi Yunxi Sanye Solder Factory	CHINA
Tin (Sn)	Wynn Xin	CHINA
Tin (Sn)	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
Tin (Sn)	Xiamen Hongfa	CHINA
Tin (Sn)	Xiamen Tungsten Co., Ltd.	CHINA
Tin (Sn)	XiHai	CHINA
Tin (Sn)	XIN WANG Copper Smelter	CHINA
Tin (Sn)	Xingrui Noble Metal Material Co., Ltd.	CHINA
Tin (Sn)	Xingye Copper International Group Limited	CHINA
Tin (Sn)	XINQIAN	CHINA
Tin (Sn)	Yannan Tin Group (Holding) Co., Ltd	CHINA
Tin (Sn)	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin (Sn)	Yao Zhang Enterprise Co., Ltd.	TAIWAN
Tin (Sn)	Ye Chiu Metal (Taicang) Co., Ltd	CHINA; MALAYSIA
Tin (Sn)	Yifeng Tin Industry Co., Ltd	CHINA
Tin (Sn)	Yik Shing Tat Solder Manufacturer Ltd	CHINA
Tin (Sn)	Yokohama Metal Co., Ltd.	JAPAN
Tin (Sn)	yongjin metalmaterial dongguan co.,Ltd	CHINA
Tin (Sn)	Yu Material (Suzhou) Co. Ltd.	CHINA
Tin (Sn)	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin (Sn)	Yunnan China Rare Metal Materials Co.	CHINA
Tin (Sn)	Yunnan Gejiu Yunxin Electrolyze Limited	CHINA
Tin (Sn)	Yunnan Gejiu Zi-Li Metallurgy Co Ltd	CHINA
Tin (Sn)	Yunnan Metallurgical Group Co., Ltd	CHINA
Tin (Sn)	Yunnan Tin Company, Ltd.	CHINA
Tin (Sn)	Yuntinic Chemical GmbH	GERMANY
Tin (Sn)	Zhang Yao	MALAYSIA

Tin (Sn)	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin (Sn)	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin (Sn)	Zhejiang Hexing Electroplating Company	CHINA
Tin (Sn)	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL	CHINA
Tin (Sn)	Zhen bo shi ye Co., LTD	CHINA
Tin (Sn)	Zhongjin Gold Corporation Limited	CHINA
Tin (Sn)	Zhuhai Horyison Solder Co., Ltd	CHINA
Tin (Sn)	Zhuhai Quanjia	CHINA
Tin (Sn)	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tin (Sn)	Zi Jin Copper	CHINA
Tin (Sn)	Zong Yang Industrial Co., Ltd.	TAIWAN
Tin (Sn)	Zu Hai Haiyuxin Tin Products Co. Ltd.	CHINA
Tin (Sn)	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tungsten (W)	A.L.M.T. Corp.	JAPAN
Tungsten (W)	ABS Group	UNITED KINGDOM
Tungsten (W)	AGR Matthey	AUSTRALIA
Tungsten (W)	Aida Chemical Industries Co. Ltd.	JAPAN
Tungsten (W)	Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF
Tungsten (W)	Air Product	CHINA; UNITED STATES
Tungsten (W)	AK Steel Corp.	UNITED STATES
Tungsten (W)	Alldyne Powder Technologies	AMERICAN SAMOA; UNITED STATES
Tungsten (W)	Allied Material Corp.	JAPAN; TAIWAN
Tungsten (W)	Alluter Technology (Shenzhen) Co., Ltd	CHINA
Tungsten (W)	ALMT	JAPAN
Tungsten (W)	Alta Group	AMERICAN SAMOA; UNITED STATES
Tungsten (W)	Altlantic Metals	UNITED STATES
Tungsten (W)	ASSAB	CHINA; TAIWAN
Tungsten (W)	ATI Firth Sterling	UNITED STATES
Tungsten (W)	ATI Metals	UNITED STATES
Tungsten (W)	Atlantic Metals	UNITED STATES
Tungsten (W)	Axis Material Limited	JAPAN
Tungsten (W)	Beijing Zenith Materials	CHINA
Tungsten (W)	Bejing Tian-long	CHINA
Tungsten (W)	Bruweiler Precise Sales Co.	UNITED STATES
Tungsten (W)	Buffalo Tungsten	CHINA
Tungsten (W)	Carbografite Equipamentos Industriais Ltda	BRAZIL
Tungsten (W)	CB-Ceratizit CN	CHINA
Tungsten (W)	Central Glass Co., Ltd	CHINA; JAPAN
Tungsten (W)	Ceratizit S.A	LUXEMBOURG
Tungsten (W)	ChangChun up-optech	CHINA
Tungsten (W)	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten (W)	Chengdu Hongbo Industrial Co Ltd	CHINA
Tungsten (W)	Chengtong Electrical Appliance Factory	CHINA
Tungsten (W)	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Chenzhou Mining Group	CHINA
Tungsten (W)	China Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten (W)	China National Nonferrous Metals Imp. & Exp. Jiangxi Corporation Ltd.	CHINA
Tungsten (W)	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten (W)	Chunbao Carbide Science & Technology Co., Ltd	TAIWAN
Tungsten (W)	Cookson Sempsa	SPAIN
Tungsten (W)	CTS Industries	SINGAPORE
Tungsten (W)	CWB Materials	UNITED STATES
Tungsten (W)	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten (W)	Degutea	KOREA, REPUBLIC OF
Tungsten (W)	Dongguan Guan Hua Photoelectric Materials Co. Ltd	CHINA
Tungsten (W)	Emei Hengdong	CHINA
Tungsten (W)	Evraz Stratcor, Inc.	CHINA
Tungsten (W)	Fort Wayne Wire Die	UNITED STATES

Tungsten (W)	Foshan Nanhai Xihai Metal Material Co., Ltd.	CHINA
Tungsten (W)	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten (W)	Gallatin Steel	UNITED STATES
Tungsten (W)	Ganshou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten (W)	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten (W)	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten (W)	Ganzhou Sinda W&Mo Co. Ltd.	CHINA
Tungsten (W)	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten (W)	Golden Egret	CHINA; RUSSIAN FEDERATION
Tungsten (W)	Group Metals Corp.	CHINA
Tungsten (W)	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	CHINA
Tungsten (W)	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten (W)	H.C. Starck GmbH	GERMANY; RUSSIAN FEDERATION
Tungsten (W)	Hitachi Ltd.	JAPAN
Tungsten (W)	Hitachi Metals, Ltd.	JAPAN
Tungsten (W)	Hi-Temp	UNITED STATES
Tungsten (W)	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Tungsten (W)	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten (W)	IBG China	CHINA
Tungsten (W)	IES Technical Sales	UNITED STATES
Tungsten (W)	ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
Tungsten (W)	Integrated Circuit	KOREA, REPUBLIC OF
Tungsten (W)	Izawa Metal Co., Ltd	JAPAN
Tungsten (W)	Japan New Metals Co., Ltd.	JAPAN
Tungsten (W)	Jiangsu Hetian Technological Material Co.,Ltd	CHINA
Tungsten (W)	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten (W)	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten (W)	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten (W)	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten (W)	Kanto Denka Kogyo Co., Ltd.	CHINA
Tungsten (W)	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten (W)	Kennametal	UNITED STATES; VIETNAM
Tungsten (W)	Kyocera	JAPAN
Tungsten (W)	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten (W)	Linde Electronics	GERMANY
Tungsten (W)	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten (W)	Materion Corporation	UNITED STATES
Tungsten (W)	Metallo-Chimique	BELGIUM
Tungsten (W)	Micro 100	UNITED STATES
Tungsten (W)	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten (W)	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten (W)	Minpro AB	SWEDEN
Tungsten (W)	Mitsubishi Materials Corporation	JAPAN
Tungsten (W)	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tungsten (W)	MSC	INDONESIA
Tungsten (W)	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten (W)	Nathan Trotter & Co., Inc.	UNITED STATES
Tungsten (W)	NIHON SUPERIOR	JAPAN
Tungsten (W)	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten (W)	Nippon Kinzoku	JAPAN
Tungsten (W)	Nippon Micrometal Corporation	JAPAN
Tungsten (W)	Nippon Steel	JAPAN

Tungsten (W)	Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA
Tungsten (W)	NIPPON TUNGSTEN CO., LTD.	JAPAN
Tungsten (W)	North American Tungsten Corporation Ltd.	CANADA; UNITED STATES
Tungsten (W)	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM
Tungsten (W)	Plansee Group	AUSTRALIA; GERMANY; SWEDEN
Tungsten (W)	Pobedit JSC	RUSSIAN FEDERATION
Tungsten (W)	Praxair	UNITED STATES
Tungsten (W)	PT Timah	INDONESIA
Tungsten (W)	Ram Sales	UNITED STATES
Tungsten (W)	REMELT SOURCES INC	UNITED STATES
Tungsten (W)	Saganoseki	JAPAN
Tungsten (W)	Sandvik	AUSTRALIA; SWEDEN; UNITED STATES
Tungsten (W)	Scrap	INDIA
Tungsten (W)	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten (W)	Sincemat Co, Ltd.	CHINA
Tungsten (W)	SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA
Tungsten (W)	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten (W)	Soleras	UNITED STATES
Tungsten (W)	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten (W)	Sunaga Tungsten	JAPAN
Tungsten (W)	Sylham	UNITED STATES
Tungsten (W)	TaeguTec LTD.	KOREA, REPUBLIC OF
Tungsten (W)	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten (W)	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	CHINA; JAPAN
Tungsten (W)	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tungsten (W)	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
Tungsten (W)	Thaisarco	THAILAND
Tungsten (W)	ThyssenKrupp Steel	UNITED STATES
Tungsten (W)	TOSOH	JAPAN; UNITED STATES
Tungsten (W)	TOSOH SMD (SHANGHAI) CO., LTD	CHINA
Tungsten (W)	Tranzact	UNITED STATES
Tungsten (W)	Triumph Group, Inc.	UNITED STATES
Tungsten (W)	ULVAC, Inc.	CHINA; JAPAN
Tungsten (W)	United Microelectornice Corpration	TAIWAN
Tungsten (W)	Vietnam Youngsun Tungsten Industry Co., Ltd	VIETNAM
Tungsten (W)	Voss Metals Company, Inc.	UNITED STATES
Tungsten (W)	Wah Lee Industrial Corp.	TAIWAN
Tungsten (W)	WBH	AUSTRALIA
Tungsten (W)	Western Metal Materials Co., Ltd	CHINA
Tungsten (W)	Williams Advanced Materials	JAPAN
Tungsten (W)	Williams Brewster	UNITED STATES
Tungsten (W)	Wolfram Bergbau und Hütten AG	AUSTRALIA
Tungsten (W)	Wolfram Company CJSC	KOREA, REPUBLIC OF; RUSSIAN FEDERATION
Tungsten (W)	Wort Wayne Wire Die	UNITED STATES
Tungsten (W)	W-Si	JAPAN
Tungsten (W)	Xiamen Carbide Ltd.	CHINA
Tungsten (W)	Xiamen Golden Egret Special Alloy Co.Ltd	CHINA
Tungsten (W)	Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd	CHINA
Tungsten (W)	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten (W)	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten (W)	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten (W)	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten (W)	Zigong Huagang Cemented Carbide New Materials Co., LTD.	CHINA

Annex B

Mine Country Location
Australia
Belgium
Bolivia
Brazil
Canada
China
Columbia
Ethiopia
Germany
India
Indonesia
Japan
Malaysia
Mexico
Nigeria
Peru
Russia
Rwanda
Singapore
Spain
Switzerland
Thailand
United States of America
Vietnam